Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

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Filed by a Party other than the Registrant [ ]

Check the appropriate box:

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     14a-6(e)(2))
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[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                               NUWAY ENERGY, INC.
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[ ]  Fee paid previously with preliminary materials.

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previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Notes:

                               NUWAY ENERGY, INC.
                          19100 Von Karman Ave, Ste 450
                                Irvine, CA 92612

February 1, 2002


Dear Stockholders:

         The annual meeting of the stockholders of NuWay Energy, Inc. (the "Company") will be held at The Atrium Hotel, 18700 MaCarthur Blvd, Irvine, California 921612 on Wednesday, March 20, 2002 at 10:00 a.m. local time and will address the matters referred to in the enclosed Notice of Annual Meeting.

         The Notice of Annual Meeting and Proxy Statement which follow describe the business to be conducted at the meeting.

         Your Board of Directors unanimously believes that (i) the election of the nominees as directors, (ii) the issuance of the Convertible Debentures and the shares of common stock issuable upon conversion thereof, (iii) the amendment to the Company's Certificate of Incorporation changing the name of the Company, and (iv) the ratification of its independent auditors for 2001, are in the best interests of the Company and its stockholders, and accordingly, recommends a vote "FOR" the foregoing proposals on the enclosed proxy card.

         If you do not plan to attend the meeting, please review the enclosed materials, make your decision and sign and return your proxy in the return envelope provided. If you do not plan to attend the meeting, send your proxy now to assure that your shares are voted. Be assured, that if you send in an executed proxy you may revoke it at any time before it is voted at the meeting by filing with the Secretary of the Company a document revoking it, by submitting a proxy bearing a later date, or by attending the meeting and voting in person.

         The Board of Directors, as well as the executive officers of the Company looks forward to seeing you. We hope you will participate in our Annual Meeting, if not in person, then by proxy.

                                       Sincerely,



                                       /s/ TODD SANDERS
                                       ----------------------------------
                                       Todd Sanders
                                       President, Chief Executive Officer

                               NUWAY ENERGY, INC.
                          19100 Von Karman Ave, Ste 450
                                Irvine, CA 92612

                          NOTICE OF 2001 ANNUAL MEETING
                       OF SHAREHOLDERS AND PROXY STATEMENT

                   -------------------------------------------
                             YOUR VOTE IS IMPORTANT!
                   PLEASE PROMPTLY MARK, DATE, SIGN AND RETURN
                      YOUR PROXY IN THE ENCLOSED ENVELOPE.
                   -------------------------------------------

To the Stockholders of NuWay Energy, Inc. (the "Company"):

         NOTICE IS HEREBY GIVEN, that the annual meeting of the stockholders of the Company will be held at The Atrium Hotel, 18700 MaCarthur Blvd, Irvine, California 921612 on Wednesday, March 20, 2002 at 10:00 a.m. local time, for the following purposes:

         1. To elect the Directors of the Company to serve until the next annual meeting of stockholders or until their respective successors have been duly elected and qualified.

         2. To ratify and approve the Convertible Debenture Purchase Agreement dated as of December 14, 2000, and all transactions contemplated thereby, including the issuance of $3,500,000 of our 6% Convertible Debentures, the amendment thereto, and the shares of common stock issuable upon conversion thereof.

         3. To ratify the amendment to the Company's Certificate of Incorporation (the "Certificate of Incorporation") to change the Company's name to "NuWay Energy, Inc."

         4. To approve the engagement of Hein + Associates LLP as the Company's independent accountants for the year 2001 audit.

         5. To transact such other and further business as may properly come before the meeting or any adjournment or adjournments thereof.

         The Board of Directors has fixed the close of business on February 20, 2002 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting. A list of such stockholders will be available at the Company's office, 19100 Von Karman Ave, Suite 450, Irvine, California 92612 during regular hours for inspection by any stockholder for any purpose germane to this meeting.

         Please return the proxy enclosed with this Notice as soon as possible so that your shares can be voted at the 2001 Annual Meeting. Please be sure that your proxy is signed and dated; it cannot be voted without your signature.

                                       By Order of The Board of Directors



                                       /s/ TODD SANDERS
                                       ----------------------------------
                                       Todd Sanders
                                       President, Chief Executive Officer

February 1, 2002
---------------------------------

YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE READ THE ATTACHED PROXY STATEMENT CAREFULLY. IF YOU DO NOT EXPECT TO BE PRESENT AT THE MEETING: PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED FOR THAT PURPOSE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO EXERCISE, AND IF YOU ARE PRESENT AT THE MEETING YOU MAY, IF YOU WISH, REVOKE YOUR PROXY AT THAT TIME AND EXERCISE THE RIGHT TO VOTE YOUR SHARES PERSONALLY.

                               NUWAY ENERGY, INC.
                          19100 Von Karman Ave, Ste 450
                                Irvine, CA 92612

                                  ------------

                                 PROXY STATEMENT

                                  ------------

                         ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON MARCH 20, 2002


         This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of NuWay Energy, Inc. (the "Company") for use at the annual meeting of stockholders of the Company to be held on Wednesday, March 20, 2002, including any adjournment or adjournments thereof, and for the purposes set forth in the foregoing Notice of Annual Meeting of Stockholders. The address of the Company's principal executive office is 19100 Von Karman Ave, Suite 450, Irvine, California 92612. The telephone number of the Company's principal executive office is (949) 553-8002. This Proxy Statement and form of proxy are being mailed to shareholders of record on or about February 25, 2002.

                    REVOCABILITY OF PROXY AND VOTING OF PROXY

         Any proxy returned to the Company will be voted in accordance with the instructions indicated thereon. If no instructions are indicated on the proxy, the proxy will be voted for the election of the nominees for Directors named herein and in favor of Items 2, 3 and 4 in the Notice of Annual Meeting. A Stockholder who has given a proxy may revoke it at any time before it is voted at the meeting by filing with the Secretary of the Company a document revoking it, by submitting a proxy bearing a later date, or by attending the meeting and voting in person. Under Delaware law, abstentions are treated as present and entitled to vote. Broker non-votes will not be included in vote totals and will have no effect on the outcome of the votes.

         The expense of soliciting proxies will be borne by the Company. Proxies will be solicited principally by mail, but directors, officers and regular employees of the Company, who will receive no additional compensation, may solicit proxies by any appropriate means. The Company will reimburse custodians, nominees or other persons for their out-of-pocket expenses in sending proxy materials to beneficial owners and obtaining proxies from such owners.

                     VOTING PROCEDURES AND PROXY INFORMATION

         The directors will be elected by the affirmative vote of a plurality of the shares of Common Stock present in person or represented by proxy at the Annual Meeting voting as a single class, provided a quorum exists. A quorum is established if, as of the Record Date, at least a majority of the outstanding shares of Common Stock are present in person or represented by proxy at the Annual Meeting. All other matters at the meeting will be decided by the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the meeting and entitled to vote on the subject matter, provided a quorum exists. Votes will be counted and certified by one or more Inspectors of Election.

         In accordance with Delaware law, abstentions and "broker non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares as to a matter with respect to which the brokers or nominees do not have discretionary power to vote) will be treated as present for purposes of determining the presence of a quorum. For purposes of determining approval of a matter presented at the meeting, abstentions will be deemed present and entitled to vote and will, therefore, have the same legal effect as a vote "against" a matter presented at the meeting. Broker non-votes will be deemed not entitled to vote on the subject matter as to which the non-vote is indicated. Abstentions and broker non-votes will have no effect on the election of directors, the approval of the Convertible Debenture Purchase Agreement dated as of December 14, 2000, and all transactions contemplated thereby, including the issuance of $3,500,000 of our 6% Convertible Debentures, the amendment thereto, and the shares of common stock issuable upon conversion thereof, ratification of the amendment to the Company's Certificate of Incorporation changing the name of the Company, or the vote to ratify the appointment of Hein + Associates LLP as independent auditors of the Company for 2001.

         The enclosed proxies will be voted in accordance with the instructions thereon. Unless otherwise stated, all shares represented by such proxy will be voted as instructed. Proxies may be revoked as noted above.

         The entire cost of soliciting proxies, including the costs of preparing, assembling, printing and mailing this Proxy Statement, the proxy and any additional soliciting material furnished to stockholders, will be borne by the Company. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy materials to the beneficial owners of stock, and such persons may be reimbursed for their expenses by the Company. Proxies may also be solicited by directors, officers or employees of the Company in person or by telephone, telegram or other means. No additional compensation will be paid to such individuals for these services.


   YOU ARE REQUESTED, REGARDLESS OF THE NUMBER OF SHARES YOU HOLD, TO SIGN AND
         DATE THE PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

                          RECORD DATE AND VOTING RIGHTS

         Only stockholders of record at the close of business on February 20, 2002 are entitled to vote at the meeting. As of January 31, 2002, the Company had entitled to vote 4,267,600 shares of Common Stock. Each stockholder entitled to vote shall have one vote for each share of Common Stock registered in such stockholder's name on the books of the Company as of the record date. Officers and directors of the Company who together maintain voting rights to approximately 29.5% of the Company's voting securities have indicated an intention to vote for the election of the directors, for the approval of the Convertible Debenture Purchase Agreement dated as of December 14, 2000, and all transactions contemplated thereby, including the issuance of $3,500,000 of our 6% Convertible Debentures, the amendment thereto, and the shares of common stock issuable upon conversion thereof, ratification of the amendment to the Company's Certificate of Incorporation to changing the name of the Company, and for the appointment of Hein + Associates LLP as independent auditors of the Company for 2001. See "Voting Security Ownership of Certain Beneficial Owners and Management."


                        ACTION TO BE TAKEN AT THE MEETING

                              ELECTION OF DIRECTORS
                             (ITEM 1 ON PROXY CARD)

         Five directors, constituting the entire Board of Directors, are to be elected at the Annual Meeting for a term expiring at the Annual Meeting of Stockholders to be held in 2002. Unless otherwise specified, the enclosed proxy will be voted in favor of the persons named below to serve until the next annual meeting of stockholders of the Company and until their successors have been elected and qualified. In the event that any of the nominees shall be unable to serve as a director, the shares represented by the proxy will be voted for the person, if any, who is designated by the Board of Directors to replace the nominee. The Board of Directors has no reason to believe that any of the nominees will be unable to serve, or that any vacancy on the Board of Directors will occur.

         It is the intention of the Board of Directors to nominate Todd Sanders, William Bossung, Jose A. Caballero, Michael Iscove, and Dennis R. Barry as directors. Each director will be elected to serve until a successor is elected and qualified or until the director's earlier resignation or removal. At this year's Annual Meeting of Stockholders, the proxies granted by stockholders will be voted individually for the election, as directors of the Company, of the persons listed below, unless a proxy specifies that it is not to be voted in favor of a nominee for director.


               THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS
                    VOTE "FOR" THE ELECTION OF THE NOMINEES.

         The names of the nominees and certain other information about them are set forth below.

Name                     Age        Position
----                     ---        --------
Todd Sanders             30         Director, Chief Executive Officer, President
William Bossung          42         Director, Chief Operating Officer, Secretary
Jose A. Caballero        43         Director
Michael Iscove           49         Director
Dennis R. Barry          61         Director

         Mr. Sanders joined the Company as a Director and Chief Executive Officer in October 2000, and was named President in October 2001. For the last five years Mr. Sanders has been acting as a private financier of both public and private ventures. Since 1998 Mr. Sanders has been the President of Strategic Capital Consultants, Inc., an Orange County, California based corporate finance and business development consulting company.

         Mr. Bossung joined the Company as a Director and Chief Operating Officer in October 2000, and was named Secretary of the Company in October 2001. For approximately the last ten years Mr. Bossung has been President of Alliance Financial Network, Inc. that provides financial consulting for public and private companies. From early 1995 until mid 1997 Mr. Bossung was the Director of Corporate Finance for Chadmoore Wireless Group, Inc. which was subsequently acquired by Nextel.

         Mr. Caballero has served on the Board of Directors since April 1994. Mr. Caballero is the Vice President of Exfi International Corporation, an advertising and marketing agency that specializes in doing work for companies that plan to expand their business into Latin America. Mr. Caballero has been with Exfi International Corporation since 1987.

         Mr. Iscove joined the Company in October 2000 as a Director. From June 1995 to date, Mr. Iscove served as the Chairman, President and Chief Executive Officer of Sirius Corporate Finance Inc.

         Mr. Barry has been a member of the Board of Directors since June of 1999. Mr. Barry has been employed as a commercial mortgage broker and real estate salesman for the past 37 years. He is a Vice President with the Mortgage Corporation of America since 1997.

Compensation

         The following table sets forth all compensation paid or accrued during the three fiscal years ended December 31, 2000 by the Company for services rendered by our former Chief Executive Officer and former Chief Financial Officer, as well as our current Chief Executive Officer and Chief Operating Officer.

===================================================================================================================
                                 Annual Compensation                             Long Term Compensation
-----------------    --------------------------------------------    ----------------------------------------------
                                                                              Awards                   Payouts
-----------------    -------    ----------    -------    --------    ------------------------    ------------------
       (a)             (b)          (c)         (d)        (e)           (f)          (g)          (h)        (i)
-----------------    -------    ----------    -------    --------    ----------    ----------    -------    -------
                                                          Other
                                                          Annual     Restricted                            All Other
     Name and                                             Compen-      Stock        Options/      LTIP       Compen-
    Principal                     Salary       Bonus      sation       Awards         SARs       Payouts     sation
     Position         Year          $            $          $             $           (#)           $          $
-----------------    -------    ----------    -------    --------    ----------    ----------    -------    -------
Lloyd Lyons,         2000       151,000(1)         --          --         --            --            --         --
Chief Executive      1999       348,000       100,000    (42,000)         --       650,000            --         --
Officer              1998       300,000            --          --         --       350,000            --         --

Todd Sanders,        2000(3)         --            --          --    175,000(3)    750,000(3)         --         --
Chief Executive
Officer

William Bossung,     2000(4)         --            --          --    175,000(4)    750,000(4)         --         --
Chief Operating
Officer

Donald Schiffour,    1999        38,060(5)         --          --         --        85,000(2)         --         --
Chief Financial      1998        45,845            --          --         --        85,000            --         --
Officer
=================    =======    =======       =======     =======    =======       =======       =======    =======

-----------------
(1)  Including wage continuation payments and offset of loans from Company.
(2)  Options which were re-priced from $2.50 Per share to $1.00 Per share.
(3) Became Chief Executive Officer in October 2000. Pursuant to an employment arrangement the Company issued Mr. Sanders 100,000 shares of Common Stock and warrants to purchase 750,000 shares of Common Stock for $1.75 per share.
(4) Became Chief Operating Officer in October 2000. Pursuant to an employment arrangement the Company issued Mr. Bossung 100,000 shares of Common Stock and warrants to purchase 750,000 shares of Common Stock for $1.75 per share.
(5) An additional $2,595 was paid to the widow of Donald Schiffour as per his employment contract.

         Effective December 31, 1998, the Board of Directors, in lieu of giving a bonus to Lloyd Lyons, then the Chief Executive Officer, re-priced options previously granted to him. The board similarly re-priced other options previously granted to key employees, as well as officers and directors. The Board of Directors considered re-pricing a better alternative to issuing new options at then current market prices, particularly in view of the fact that the 1994 Plan did not reserve a sufficient number of shares to accommodate such action.

         During 2000 there were no options issued to the named executive officers.

             Aggregated Options Exercises In Last Financial Year and
                        Financial Year-end Option Values

         The following table (presented in accordance with the Exchange Act and the Regulations) sets forth details of all exercises of stock options granted during the year ended December 31, 2000 by each of the Named Executive Officers and the financial year-end value of unexercised options on an aggregated basis:

                               Fiscal Year-End Options/Option Values Table
                               -------------------------------------------

                                                        Number of
                                                  securities underlying          Value of unexercised
                  Shares                           unexercised options           in-the-money options
               acquired on        Value            at Fiscal Year End            at Fiscal Year-end($)
 Name          exercise (#)    realized ($)    Exercisable / Unexercisable    Exercisable / Unexercisable
 ----          ------------    ------------    ---------------------------    ---------------------------

Lloyd Lyons       650,000         162,500                   0                              0


         During fiscal 2000 the Estate of Lloyd Lyons exercised an aggregate of 650,000 options and sold the shares of common stock acquired therefrom in a private transaction. During fiscal 2000 Geraldine Lyons exercised an aggregate of 75,000 options.

Option Repricings

         During the year ended December 31, 2000 there were no repricings of stock options.

Employment Agreements

         In January 1997, we entered into a five-year employment agreement with Lloyd Lyons which provided for an annual salary commencing January, 1997 of $275,000 and increasing at $25,000 per annum commencing January 1, 1998. The 1999 increase had been waived. The agreement provided for an adjustment in salary to reflect increases, but not decreases, in the consumer price index. The agreement further provided that in the event of either a merger, consolidation, sale or conveyance of substantially all the assets of the Company which results in the discharge of Mr. Lyons, he would be entitled to 200% of the balance of payments remaining under the contract. Further, the agreement provided that an annual bonus shall be at the discretion of the Board of Directors. The contract provided the salary continuation for a period of two years after the death of Mr. Lyons. In January 2000, Mr. Lyons passed away and effective August 2, 2000 the Company amended its employment contract with the surviving widow and primary beneficiary of the Estate of Lloyd Lyons (Geraldine Lyons, our former Chief Financial Officer and Secretary), where-in the salary continuation clause included in his contract was replaced with a severance arrangement which requires the Company to pay Geraldine Lyons $100,000 over a one year period commencing on the first month following her termination from her employment with the company and upon her termination she is to receive 100,000 shares of common stock pursuant to an amendment to her employment agreement. The amended employment agreement obligates the company to register these shares and reimburse her for the difference in the gross proceeds upon the sale of such shares and $300,000, regardless of the time she holds such shares. Upon termination of the employee contract the company will record additional compensation at the greater of the market price of the Company's common stock or the guaranteed price stipulated in the contract. The agreement further provides that she remain in the employment of the Company for at least four months following the amendment of the contract. The contract revisions further provided that the officer loan of $115,000 be recorded as additional compensation as required by the officer compensation agreement, the employment agreement with Geraldine Lyons obligates us to provide an annual compensation at the rate of $46,800 per annum in the year 2000 and $51,480 in the subsequent year.

         In January 2000 we entered into two additional employment contracts, both for the duration of two years and provides that company be obligated for an aggregate compensation of $115,000 in year 2000 and $126,500 in year 2001. Effective August 2, 2000 both of these employment contracts were amended to reflect upon termination from employment these individuals will be entitled to nine months of compensation and will receive in the aggregate 35,000 shares of common stock which the company has agreed to reimburse the respective employees the difference between the gross proceeds they receive upon sale and $105,000, regardless of the term the employees hold such shares.

         We entered into two-year employment contracts with Jeffrey A. Felder as President (subsequently named President of Gaming and Cigar Operations, see below), Geraldine Lyons as Chief Financial Officer (retired, see below), and Angel Garcia, President of Latin American Operations on January 27, 2000, calling for salaries of $70,000, $50,000 and $43,000 respectively for the first year. The contracts call for a ten percent increase in salary during the second year of each contract.

         We entered into one-year employment agreements with the Todd Sanders as Chief Executive Officer, and William Bossung as Chief Operating Officer, whereby the Company issued each of them 100,000 shares of stock and private five year warrants to purchase 750,000 shares of Common Stock at $1.75 per share.

         In October 2001 Geraldine Lyons retired as Chief Financial Officer and Secretary of the Company, and William Bossung was named Secretary of the Company and Joseph Tawil was named Chief Financial Officer of the Company. Also, in October 2001, Jeffrey Felder was named as President of the Company's Gaming and Cigar Operations and Todd Sanders was named President of the Company.

         Other than the stock option plan described below and pursuant to the aforementioned employment agreements, as of January 31, 2002, we do not have any contingent forms of remuneration, including any pension, retirement, stock appreciation, cash or stock bonus, or other compensation plan.

1994 Stock Option Plan

         In June 1994, the Board of Directors adopted the 1994 Stock Option Plan (the "Plan"). The maximum number of shares available for issuance under the Plan is 1,500,000 shares. The Plan terminates on June 13, 2004. The Plan is designed to provide additional incentives for our Directors and officers and other key employees, to promote the success of the business and to enhance our ability to attract and retain the services of qualified persons. The Board of Directors administers the Plan. The Plan authorizes the Board of Directors to grant key employees selected by it, incentive stock options and non-qualified stock options. The exercise price of shares of Common Stock subject to options qualifying as incentive stock options must not be less than the fair market value of the Common Stock on the date of the grant. The exercise price of incentive options granted under the Plan to any participant who owns stock possessing more than 10% of the total combined voting power of all classes of our outstanding stock must be at least equal to 100% of the fair market value on the date of grant. Fair market value has been determined to be the closing sales price for our Common Stock reported by NASDAQ.

         The Board of Directors may amend the Plan at any time but may not, without shareholder approval, adopt any amendment, which would materially increase the benefits accruing to participants, or materially modify the eligibility requirements. The Company also may not, without shareholder approval, adopt any amendment, which would increase the maximum number of shares, which may be issued under the Plans, unless the increase results from a stock dividend, stock split or other change in the capital stock of the Company.

         In March 1999, the Board of Directors authorized an amendment to the Plan increasing the number of shares to be issued there under from 1,000,000 to 1,500,000. This amendment was submitted for shareholder approval at the 1999 Annual Meeting and was approved.

         Effective December 31, 1998 the Company ratified the re-pricing of 872,000 of employee stock options to $1.00 per share and simultaneously authorized the issuance of 85,000 options at an exercise price $1.00 per share and canceled 10,000 options issued in 1995 at $2.50 per share. Effective February 2000 we issued 35,000 options at an exercise price of $1.06 and in December 2000 we issued 80,000 options at a $1.75 exercise price. In fiscal 2000 725,000 options were exercised, and as of January 31, 2002 237,500 options remain outstanding.


                          COMPLIANCE WITH SECTION 16(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Exchange Act requires the Company's officers, directors and persons who own more than 10% of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% stockholders are required by the regulation to furnish the Company with copies of the Section 16(a) forms which they file.

         To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company, and written representations that no other reports were required during the year ended December 31, 2000, all Section 16(a) filing requirements applicable to the Company's officers, directors and greater than ten percent (10%) stockholders were complied with, except for the late filing of a Form 5 by Michael Iscove, a member of our Board of Directors, and the late filing of a Form 4 by Geraldine Lyons, our former Chief Financial Officer and Secretary.

                      ADDITIONAL INFORMATION CONCERNING THE
                        BOARD OF DIRECTORS OF THE COMPANY

         During 2000, the Board of Directors held five meetings, which were attended by all of the members of the Board of Directors in person or by telephone.

         Each director who is not an employee of the Company is paid a fee of $300 for each Board meeting attended. In addition, each such director is paid a fee of $300 for attendance at a meeting of a committee of the Board.

Audit Committee

         The functions of the Audit Committee are to serve as an independent and objective monitor of the Company's financial reporting process and internal control system. The audit committee is responsible for reviewing and appraising the efforts of our independent public accountants, reviewing the plans and results of the audit engagement with the independent public accounts, approving professional services provided by the independent public accounts, and to providing an open avenue of communication among the independent auditors and management and the Board of Directors. Messrs. Iscove, Barry and Caballero served as members of the Audit Committee during 2000. The audit committee held two meetings during 2000 and from time to time had informal discussions.

         The Audit Committee has a written charter, a copy of which is reproduced as Appendix A to this proxy statement.

Report of the Audit Committee

         Neither the following report of the Audit Committee nor any other information included in this proxy statement pursuant to item 7(d)(3) of
Schedule 14A promulgated under the Securities Exchange Act of 1934 or pursuant to Rule 306 of Regulation S-K constitutes "soliciting material" and none of such information should be deemed to be "filed" with the Securities and Exchange Commission or incorporated by reference into any other filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates such information by reference in any of those filings.

         The Audit Committee has reviewed and discussed the audited financial statements of the Company for the fiscal year ended December 31, 2000 with the Company's management. Based on the review and discussions described above, the Audit Committee recommended to the Board of Directors of the Company that the audited financial statements of the Company be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2000.

Compensation Committee

         The Compensation Committee develops and implements formal policies with respect to executive officer compensation in order to best link future compensation to the performance of the officer, as well as the overall performance of the Company. The Compensation Committee did not hold any meetings during 2000, but from time to time held informal discussions. Messrs. Iscove, Sanders, and Bossung served as members of the Compensation Committee during 2000.


      VOTING SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information regarding shares of the Common Stock beneficially owned as of January 31, 2002, by (i) each person or group, known to the Company, who beneficially owns more than 5% of the Common Stock; (ii) each of the Company's directors; and (iii) all executive officers and directors as a group:

---------------------------------------------------------------------------------------
                                                Number of Shares
Name                                         Beneficially Owned (1)    Percent of Class
---------------------------------------------------------------------------------------
William Bossung                                   1,601,403 (2)              12.2%
c/o NuWay Energy, Inc.
19100 Von Karman Ave, Ste 450
Irvine, California 92612
---------------------------------------------------------------------------------------
Todd Sanders                                      1,480,260 (3)              12.2%
c/o NuWay Energy, Inc.
19100 Von Karman Ave, Ste 450
Irvine, California 92612
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
Augustine Fund, L.P.                              3,121,234 (4)              27.8%
141 W. Jackson, Suite 2182
Chicago, Illinois 60604
---------------------------------------------------------------------------------------
M.H. Meyerson & Co. Inc.                            945,890 (5)               6.5%
525 Washington Boulevard
Jersey City, New Jersey 07503
---------------------------------------------------------------------------------------
Geraldine Lyons                                     226,224 (6)                 2%
c/o NuWay Energy, Inc.
6826 NW 77th Court
Miami, Florida 33166
---------------------------------------------------------------------------------------
Angel Garcia                                         75,000 (7)                 *
Mariscal Sucre 321 Miraflores
Lima, 18 Peru
---------------------------------------------------------------------------------------
Kenneth Koock                                       263,750 (8)               2.4%
525 Washington Boulevard
Jersey City, New Jersey 07503
---------------------------------------------------------------------------------------
Jose A. Caballero                                    30,000 (9)                 *
c/o NuWay Energy, Inc.
6826 NW 77th Court
Miami, Florida 33166
---------------------------------------------------------------------------------------
Jeffrey A. Felder                                    50,092 (10)                *
c/o NuWay Energy, Inc.
6826 NW 77th Court
Miami, Florida 33166
---------------------------------------------------------------------------------------
Dennis R. Barry                                      30,000 (11)                *
c/o NuWay Energy, Inc.
6826 NW 77th Court
Miami, Florida 33166
---------------------------------------------------------------------------------------
Michael Iscove                                       50,000 (12)                *
c/o NuWay Energy, Inc.
6826 NW 77th Court
Miami, Florida 33166
---------------------------------------------------------------------------------------
All Executive Officers and Directors as a
group                                             1,260,122                  29.5% (13)
---------------------------------------------------------------------------------------

*    Less than 1%

(1) To the Company's knowledge, all shares of Common Stock are owned beneficially, with sole voting and investment power, except as otherwise noted.
(2) Mr. Bossung is the Secretary and Chief Operating Officer and a Director of the Company. Includes 125,000 shares which may be acquired upon exercise of Company's publicly traded warrants, 212,000 shares which may be acquired upon conversion of the Company's Convertible Debentures, and 750,000 shares which may be acquired upon exercise of the Company's private warrants at a price of $1.75 per share.
(3) Mr. Sanders is the President and Chief Executive Officer and a Director of the Company. Includes 125,000 shares which may be acquired upon exercise of Company's publicly traded warrants, 90,857 shares which may be acquired upon conversion of the Company's Convertible Debentures, and 750,000 shares which may be acquired upon exercise of the Company's private warrants at a price of $1.75 per share.
(4) Based upon filings by Augustine Fund, L.P. with the Securities and Exchange Commission. Includes 457,143 shares which may be acquired upon conversion of the Company's Convertible Debentures owned by Augustine Fund, L.P. Includes 285,714 shares which may be acquired upon conversion of the Company's Convertible Debentures owned by Brian D. Porter. Includes 28,571 shares which may be acquired upon conversion of the Company's Convertible Debentures and 45,000 shares which may be acquired upon exercise of the Company's private warrants owned by David M. Matteson at a price of $1.75 per share. Mr. Porter and Mr. Matteson are either controlling members, directors and officers of Augustine Capital, the general partner of Augustine Fund L.P. Also, includes 1,500,000 shares which may be acquired upon exercise of the Company's private warrants at a price of $1.75 per share owned by Delano Group Securities LLC, which is owned, controlled and/or managed by certain affiliates of Augustine Fund L.P.
(5) Includes 274,455 shares of common stock, 621,060 shares of common stock which may be acquired upon exercise of the Company's publicly traded warrants, and 50,375 shares of stock which may be acquired upon exercise of investment banker warrants exercisable at $1.06 per share.
(6) Includes 10,000 shares which may be acquired upon exercise of Company options which are exercisable at $1.75 per share, and 41,224 shares of Common Stock held in trust for grandchildren.
(7) Includes 65,000 shares which may be acquired upon exercise of Company options which are exercisable at $1.00 per share and 10,000 shares which may be acquired upon exercise of Company options which are exercisable at $1.75 per share.
(8) Includes 100,750 shares which may be acquired upon exercise of investment banker warrants exercisable at $1.06 per share.
(9) Includes 5,000 shares which may be acquired upon exercise of Company options exercisable at $1.06 per share and 25,000 shares which may be acquired upon exercise of Company options exercisable at $1.75 per share.
(10) Includes 25,000 shares which may be acquired upon exercise of Company options exercisable at $1.06 per share and 10,000 shares which may be acquired upon exercise of Company options exercisable at $1.75 per share.
(11) Includes 5,000 shares which may be acquired upon exercise of Company options exercisable at $1.06 per share and 25,000 shares which may be acquired upon exercise of Company options exercisable at $1.75 per share.
(12) Includes 50,000 shares which may be acquired upon exercise of the Company's private warrants.

(13) Percentage is based upon a total number of shares of common stock owned by the directors and officers of the company. Does not include those shares of common stock issuable upon conversion of the Company's Convertible Debentures, or exercise of the Company's options, publicly traded warrants, or private warrants.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         On December 14, 2000, we issued and sold $3,500,000 principal amount of convertible debentures (the "Debentures") to certain accredited investors (including William Bossung, a director and our Chief Operating Officer and Secretary, and Todd Sanders, a director, and our President and Chief Executive Officer) pursuant to a Convertible Debenture Stock Purchase Agreement dated as of December 14, 2000. In June 2001 the Debentures were amended to reflect a Maturity Date (as defined in the Debentures) of December 13, 2001, and we also agreed to register the underlying shares of Common Stock.

         In August 2001, a majority of the shareholders, via written consent, consented to amend the Company's Certificate of Incorporation to change the name of the Company to NuWay Energy, Inc.

         Any future transactions with affiliates will be on terms no less favorable to the Company than could be obtained from unaffiliated parties and will be approved by a majority of the independent and disinterested members of the Board of Directors, outside the presence of any interested directors and, to the extent deemed appropriate by the Board of Directors, the Company will obtain stockholder approval or fairness opinions in connection with any such transaction.


           APPROVAL OF THE SALE OF CONVERTIBLE DEBENTURES AND ISSUANCE
                OF SHARES OF COMMON STOCK UPON CONVERSION THEREOF
                           (ITEM 2 ON THE PROXY CARD)

         On December 14, 2000, we entered into a Convertible Debenture Purchase Agreement with accredited investors (including William Bossung, a director, and our Secretary and Chief Operating Officer, and Todd Sanders, a director, and our President and Chief Executive Officer) pursuant to which we issued and the investors purchased an aggregate of $3,500,000 principal amount of our 6% Convertible Debentures. We received net proceeds of $3,500,000 from this transaction, which is being used for general corporate purposes including but not limited to the exploration of new business ventures. Our shareholders are being asked to ratify and approve the Convertible Debenture Purchase Agreement, and the exhibits thereto, including the issuance of $3,500,000 of our 6% Convertible Debentures, the amendment to the 6% Convertible Debentures, and all shares issuable upon conversion, in order to satisfy certain listing requirements under The Nasdaq Marketplace Rules for continued listing of our common stock on The Nasdaq Stock Market Small Cap Market.

         The following summarizes the terms of the transaction and is qualified in its entirety by the Convertible Debenture Purchase Agreement and the exhibits thereto, and the amendment to the 6% Convertible Debentures, a copy of which is attached hereto as Appendix B and incorporated by reference herein. Shareholders are encouraged to review the attached Agreements.

         The terms and conditions of the 6% Convertible Debentures are summarized as follows:

               o Interest rate on the Debentures is 6% per annum, payable, at our option in cash or in that number of shares of our common stock at the rate of $1.75 per share.
               o Maturity date for the 6% Convertible Debentures is December 13, 2001 (as per the amendment to the 6% Convertible Debentures).
               o The Debentures are convertible into shares of our common stock at a price of $1.75 per share.
               o In the event the principal amount of the 6% Convertible Debentures has not been repaid as of the close of business on the maturity date, then at such time the holder thereof shall have the option of receiving repayment of the principal amount plus accrued and unpaid interest then outstanding in cash or cash equivalent, or in shares of our common stock at a price of $1.75 per share.
               o In the event we enter into a definitive agreement, the result of which is a consolidation or merger with or into another corporation or other entity, or the sale of all or substantially all of the our assets to another corporation or other entity, then the Debentures automatically convert into shares of our common stock at a price of $1.75 per share.
               o By amendment to the 6% Convertible Debentures we agreed to file a registration statement with the Securities and Exchange Commission including our shares of common stock underlying the 6% Convertible Debentures (which was filed July 27, 2001, and subsequently withdrawn), and the maturity date of the 6% Convertible Debentures was amended to be December 13, 2001.

         In order to qualify for inclusion in The Nasdaq Stock Market Small Cap, we need to satisfy certain financial and other criteria set forth in The Nasdaq Marketplace Rules (the "Rules"). In addition, in order to maintain such inclusion under the Rules, we must, among other things, follow certain corporate governance procedures, including obtaining shareholder approval in connection with certain corporate transactions. Rule 4350(i) of the Rules requires shareholder approval of the issuance of securities by an issuer under various circumstances. In particular, Subsection (1)(D) of paragraph (i) requires shareholder approval prior to the issuance of securities in the following situations: (D) In connection with a transaction other than a public offering involving: (i) the sale or issuance by the issuer of common stock (or securities convertible into or exercisable for common stock) at a price less than the greater of book or market value which together with sales by officers, directors or substantial shareholders of the company equals 20% or more of common stock or 20% or more of the voting power outstanding before the issuance; or (ii) the sale or issuance by the company of common stock (or securities convertible into or exercisable for common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for less than the greater of book or market value of the stock. Pursuant to the terms of the 6% Convertible Debentures, the Debentures are convertible into shares of common stock at a price of $1.75 per share. As a result, if the 6% Convertible Debentures were converted into shares of common stock, it would represent more than 20% of our issued and outstanding common stock and, accordingly, would require shareholder approval under the applicable Rules.

         In the event the shareholders do not ratify this proposal the Company would not issue more than 19.99% of our issued and outstanding common stock upon conversion of the convertible debentures.


 THE BOARD OF DIRECTORS RECOMMENDS TO OUR SHAREHOLDERS THAT THEY VOTE "FOR" THE
    APPROVAL AND RATIFICATION OF THE SALE OF CONVERTIBLE DEBENTURES PROPOSAL.


                          APPROVAL OF AMENDMENT TO THE
                         CERTIFICATE OF INCORPORATION TO
                          CHANGE THE COMPANY'S NAME TO
                              "NUWAY ENERGY, INC."
                         (ITEM THREE ON THE PROXY CARD)

         On or about August 2001, the Company, pursuant to Section 228 of the Delaware Corporation Law, obtained the written consent of a majority of the outstanding shares of common stock of the Company, amended the Company's Certificate of Incorporation and changed the name of the Company to NuWay Energy, Inc. This proposal ratifies the amendment to the Company's Certificate of Incorporation and the change of the Company's name to "NuWay Energy, Inc." On or about April 2001 management began exploring opportunities to enhance shareholder value. In this endeavor management decided to enter the field of oil and gas exploration, in addition to its gaming and cigar operations. Based on such endeavor, the Board of Directors is of the opinion that the name "NuWay Energy, Inc." will assist the Company in its proposed endeavor.


  THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE FOREGOING AMENDMENT
         TO ARTICLE FIRST OF THE COMPANY'S CERTIFICATE OF INCORPORATION.


                       APPROVAL OF INDEPENDENT ACCOUNTANTS
                           (ITEM 4 ON THE PROXY CARD)

         Action will be taken with respect to the approval of independent accountants for the Company for the calendar year 2001. The Board of Directors has, in January 2002, engaged Hein + Associates LLP ("Hein") to serve as the Company's independent accountants. On November 26, 2001, the Company's former independent accountants, Shubitz Rosenbloom & Co., P.A. ("Shubitz") notified the Company that it has resigned as the Company's independent accountants. While Shubitz will not conduct the audit for the Registrant for fiscal 2001, Shubitz has agreed to continue to assist the Company in the preparation of the financial statements. Shubitz' reports on the financial statements for the two most recent fiscal years ended December 31, 1999 and December 31, 2000 did not contain an adverse opinion, or a disclaimer of opinion, or was qualified as to audit scope or accounting principles. Furthermore, during the two most recent fiscal years and through November 26, 2001, there have been no disagreements with Shubitz on any matter of accounting principles or practices, financial statement disclosure or auditing scope and procedures, which disagreements, if not resolved to the satisfaction of Shubitz, would have caused that firm to make reference to the subject matter of such disagreements in connection with its reports.

         Representatives of Hein are expected to be present at the Annual Meeting either in person or telephonically, will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

Audit Fees

         In 2000, Shubitz billed us Thirty Three Thousand Dollars ($33,000) for services rendered for the audit of our annual financial statements included in our Form 10-KSB and the reviews of our quarterly financial statements.

Financial Information Systems Design and Implementation Fees

         In 2000, Shubitz did not perform any professional services described in Paragraph (c)(4)(ii) of Rule 2-01 of Regulation S-X.

All Other Fees

         In 2000, Shubitz billed us Two Thousand Nine Hundred Seventy Five Dollars ($2,975) for services rendered for other services not covered above. These services primarily related to domestic and foreign tax consultation and compliance for the Company and our subsidiaries and to non-audit services provided.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO APPROVE THE ENGAGEMENT OF HEIN + ASSOCIATES LLP AS THE COMPANY'S INDEPENDENT ACCOUNTANTS.


                                 OTHER BUSINESS

         The Board of Directors does not know of any other business to be presented at the meeting and does not intend to bring before the meeting any matter other than the proposals described herein. However, if any other business should come before the meeting, or any adjournment thereof, the person(s) named in the accompanying proxy will have discretionary authorization to vote all proxies in accordance with their best judgment.


                              STOCKHOLDER PROPOSALS

         Proposals of security holders intended to be presented at the Company's 2002 Annual Meeting of Stockholders must be received by the Company by no later than May 29, 2002.


                                  OTHER MATTERS

         The cost of soliciting proxies will be borne by the Company and will consist of primarily of printing, postage and handling, including the expenses of brokerage houses, custodians, nominees, and fiduciaries in forwarding documents to beneficial owners. Solicitation also may be made by the Company's officers, directors, or employees, personally or by telephone.


                                     GENERAL

         In order that all holders of Common Stock may be represented at the Annual Meeting, it is extremely important that proxies be returned promptly.

         PLEASE SIGN, DATE AND MAIL OR OTHERWISE DELIVER THE ENCLOSED PROXY. THE ACCOMPANYING ADDRESSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

         Stockholders mailing or otherwise delivering their proxies who attend the meeting may, if desired, revoke their proxies and personally vote their shares by ballot at the meeting. Your cooperation in promptly returning your proxy will be appreciated and will help secure, at an early date, a quorum for our meeting.

         A copy of our Annual Report for the year ended December 31, 2000 has been mailed concurrently with this Proxy Statement to all stockholders entitled to notice of, and to vote at, the Annual Meeting.

By Order of the Board of Directors



/s/ TODD SANDERS
----------------------------------
Todd Sanders
President, Chief Executive Officer


February 1, 2002

APPENDIX A

                         CHARTER OF THE AUDIT COMMITTEE
                            OF THE BOARD OF DIRECTORS
                                       OF
                          LATIN AMERICAN CASINOS, INC.


         The Board of Directors (the "Board") of Latin American Casinos, Inc., a Delaware corporation (the "Company") has oversight responsibilities to, among other things, promote an environment in which the Company maintains adequate systems of internal control, presents reliable financial information and complies with applicable laws, regulations and Company policies. To assist the Board in fulfilling certain of those oversight responsibilities, the Board has established an Audit Committee. The following sets forth certain guidelines and requirements with respect to the Audit Committee and its responsibilities.

I.   Purpose

         The primary function of the Audit Committee is to assist the Board in fulfilling its oversight responsibilities by reviewing the financial reports and other financial information provided by the Company to any governmental body or the public; the Company's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established or may in the future establish; and the Company's auditing, accounting and financial reporting processes generally. Consistent with this function, the Audit Committee should foster adherence to, the Company's policies, procedures and practices at all levels. The Audit Committee's primary duties and responsibilities are to: serve as an independent and objective party to monitor the Company's financial reporting process and internal control system; review and appraise the audit efforts of the Company's independent auditors; and provide an open avenue of communication among the independent auditors, financial and senior management and the Board.

         The Audit Committee will fulfill these responsibilities by carrying out the activities enumerated in this Charter as may from time to time be necessary or appropriate.

II.  AUTHORITY

         The Audit Committee shall have the authority to retain special legal, accounting or other consultants to advise the Committee. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent accountants to attend meetings of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee. The Audit Committee shall be given unrestricted access to Company personnel and documents and to the Company's independent accountants.

IV.  COMPOSITION

         The Audit Committee shall consist of at least two Directors or such additional number as the Board or the Audit Committee may determine, a majority of the members of which shall be independent directors based on the rules of the National Association of Securities Dealers for audit committees, as amended, modified or supplemented from time to time. The Audit Committee shall not have less than two directors without prior approval of the Board. In the event that the Audit Committee has less than two Directors thereon due to the resignation, death or removal of a Director or other similar event, the Board shall appoint promptly another member thereto. Unless a chairman of the Audit Committee (the "Chairman") is elected by the Board, the members of the Committee may designate a Chairman by majority vote of the full Audit Committee membership.

V.   RESPONSIBILITIES

         A. Financial Reports. The Audit Committee shall: review this Charter periodically, but at least annually, and update this Charter as conditions dictate; review, prior to its filing, the Company's annual and quarterly reports prior to its filing; and review such other reports or other financial information submitted to the Securities and Exchange Commission or the public as the Audit Committee shall deem appropriate. For purposes of this review the Chairman may represent the entire Audit Committee.

         B. Independent Auditors. The Audit Committee shall recommend to the Board the selection of the independent auditors for each fiscal year, confirm and assure their independence and approve the fees and other compensation to be paid to the independent auditors. On an annual basis, the Audit Committee should review and discuss with the auditors all significant relationships which effect the auditors' independence and should receive the written statement from the independent auditors required by Independence Standards Board Standard No. 1, as amended, modified or supplemented from time to time. The Audit Committee shall recommend to the Board the advisability of having the independent auditors make specified studies and reports as to auditing matters, accounting procedures, tax or other matters; review the performance of the independent auditors and approve any proposed discharge of the independent auditors when circumstances warrant; and periodically consult with the independent auditors out of the presence of management about internal controls and the completeness and accuracy of the Company's financial statements.

         C. Financial Reporting Processes. The Audit Committee shall consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting, and consider and approve, if appropriate, major changes to the Company's auditing and accounting principles and practices as suggested by the independent auditors or management.

         D. Process Improvement. The Audit Committee shall: establish regular and separate systems of reporting to the Audit Committee by each of management and the independent auditors regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments; following completion of the annual audit, review separately with each of management and the independent auditors any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information; review any significant disagreement among management and the independent auditors in connection with the preparation of any of the Company's financial statements; and review with the independent auditors and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented.

         E. Legal Compliance. The Audit Committee shall review with the Company's corporate counsel legal compliance matters including corporate securities trading policies, and review with the Company's corporate counsel any legal matter that could have a significant impact on the Company's financial statements.

         F. Other Responsibilities. The Audit Committee shall perform any other activities consistent with this Charter, and the Company's Certificate of Incorporation, By-laws and governing law, as the Audit Committee or the Board deems necessary or appropriate.

VI.  MEETINGS

         The Audit Committee shall meet such number of times in each fiscal year of the Company as the Audit Committee believes are reasonable or necessary. The Audit Committee shall maintain minutes or other records of those meetings and its activities.

VII. MISCELLANEOUS

         This Charter is intended to be flexible so that the Audit Committee is able to meet changing conditions. The Audit Committee is authorized to take such further actions as are consistent with the above-described responsibilities and to perform such other actions as applicable law, the Company's charter documents and/or the Board may require. To that end, the Audit Committee shall review and reassess the adequacy of this Charter annually. Any proposed changes shall be put before the Board for its approval.

APPENDIX B

                                                                   $________ USD
No. 2000-____


                          LATIN AMERICAN CASINOS, INC.

                   6% Convertible Debenture due June 13, 2001

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR APPLICABLE STATE SECURITIES LAWS, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT THERE IS AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

                  This Convertible Debenture is duly authorized issue of Convertible Debentures of Latin American Casinos, Inc., a Delaware corporation (the "Issuer"), issued on December 14, 2000 (the "Issuance Date"), and designated as its 6% Convertible Debenture due June 13, 2001 (the "Debenture").

                FOR VALUE RECEIVED, the Issuer promises to pay to




the registered holder hereof or its registered assigns, if any (the "Holder"), the principal sum of:


                             United States Dollars,

on or prior to June 13, 2001 (the "Maturity Date") or such earlier date this Debenture is required to be repaid by the Issuer pursuant to the terms herein, and to pay simple interest as outlined below, at the rate of six (6%) percent per annum. Accrual of interest shall commence as of the Issuance Date. Interest shall be payable by the Issuer, at the Issuer's option, in cash or in that number of shares of common stock of the Issuer (the "Common Stock") (at a price per share calculated pursuant to the conversion formula contained below), upon the earlier to occur of (i) upon conversion of this Debenture into shares of Common Stock pursuant to the conversion features set forth below, or (ii) upon an Event of Default as defined below, and if an Event of Default occurs interest due hereunder shall be payable in cash or Common Stock as set forth herein at the option of the Holder. Unless otherwise agreed in writing by both parties hereto, the interest so payable will be paid to the person in whose name this Debenture (or one or more predecessor Debentures) is registered on the records of the Issuer regarding registration and transfers of the Debenture (the "Debenture Register"), provided, however, that the Issuer's obligation to a transferee of this Debenture arises only if such transfer, sale or other disposition is made in accordance with the terms and conditions contained in the Agreement and this Debenture. This Debenture has been issued under the terms and provisions of the Convertible Debenture Purchase Agreement dated as of December 14, 2000 between the Issuer and Holder (the "Agreement") and shall be subject to all of the terms and conditions and entitled to all of the benefits thereof. In the event the principal amount of this Debenture has not been repaid by the Issuer to the Holder as of the close of business on the Maturity Date, then at such time the Holder shall have the option of receiving (i) repayment of the principal amount then outstanding to the Holder in cash or cash equivalent, plus accrued and unpaid interest for this Debenture then outstanding, or (ii) Conversion Shares (as defined below) for the then remaining principal and interest outstanding. In the event the Issuer enters into a definitive agreement, the result of which is a consolidation or merger of the Issuer with or into another corporation or other entity, or the sale of all or substantially all of the Issuer's assets to another corporation or other entity, then this Debenture shall automatically convert into shares of Common Stock in accordance with Section 4 below, as if the date such agreement was executed by the parties thereto was a Conversion Date (as defined below).

         The Debenture is subject to the following additional provisions:

         1. The Debenture is exchangeable for like Debentures in equal aggregate principal amount of authorized denominations, as requested by the Holder surrendering the same. No service charge will be made for such registration or transfer or exchange.

         2. The Issuer shall be entitled to withhold from all payments of principal and/or interest of this Debenture any amounts required to be withheld under the applicable provisions of the U.S. Internal Revenue Code of 1986, as amended, or other applicable laws at the time of such payments.

         3. This Debenture has been issued subject to investment representations of the original Holder hereof and may be transferred or exchanged only in compliance with the Securities Act and applicable state securities laws and in compliance with the restrictions on transfer provided in the Agreement. Prior to the due presentment for such transfer of this Debenture, the Issuer and any agent of the Issuer may treat the person in whose name this Debenture is duly registered on the Issuer's debenture register as the owner hereof for the purpose of receiving payment as herein provided and all other purposes, whether or not this Debenture is overdue, and neither the Issuer nor any such agent shall be affected by notice to the contrary. The transferee shall be bound, as the original Holder by the same representations and terms described herein and under the Agreement.

         4. The Holder of this Debenture is entitled, at its option, at any time commencing on the date hereof up until the Maturity Date, the principal amount of this Debenture or any portion thereof, into shares of fully paid and non assessable Common Stock of the Issuer ("Conversion Shares") at a conversion price for each Conversion Share ("Conversion Price") equal to $1.75. The number of Conversion Shares due to the Holder is to be derived from dividing the Conversion Amount by the Conversion Price. For purposes of this Debenture, the "Conversion Amount" shall mean the principal dollar amount of the Debenture being converted. In the event the principal amount of this Debenture has not been repaid by the Issuer to the Holder (in the manner set forth in the first sentence of this Section 4) as of the close of business on the Maturity Date, then at such time the Issuer shall issue Conversion Shares for the then remaining principal amount outstanding with no requirement of a Notice of Conversion (as defined below), and the Maturity Date being deemed a Conversion Date (as defined below). The Holder may exercise its right to convert the Debenture by telecopying an executed and completed notice of conversion (the "Notice of Conversion") to the Issuer and delivering the original Notice of Conversion and the original Debenture to the Issuer by express courier. Each business day on which a Notice of Conversion is telecopied to and received by the Issuer in accordance with the provisions hereof shall be deemed a "Conversion Date". The Issuer will transmit the certificates representing Conversion Shares issuable upon such conversion of the Debenture (together with the certificates representing the Debenture not so converted) to the Holder via express courier, by electronic transfer (if applicable) or otherwise within five Business Days after the Conversion Date, provided, the Issuer has received the original Notice of Conversion and Debenture being so converted. If the Company has not received the original Notice of Conversion and original Debenture being converted within three Business Days after Conversion Date, then the Issuer shall transmit the certificates representing the Conversion Shares issuable upon such conversion of the Debenture (together with the certificates representing the Debenture not so converted) to the Holder via express courier, by electronic transfer (if applicable) or otherwise within five business days after receipt of the original Notice of Conversion and original Debenture being converted.

         The Notice of Conversion and Debenture representing the portion of the Debenture converted shall be delivered as follows:

                  To the Issuer:
                                            Latin American Casinos, Inc.
                                            2000 NE 164th Street
                                            North Miami Beach, FL 33162
                                            Attention: President
                                            Facsimile: (305) 945-0288
                                            Telephone: (305) 945-9300

                  With a copy to:

                                            The Goldstein Law Group, P.C.
                                            65 Broadway, 10th Floor
                                            New York, NY 10006
                                            Attention: Jeffrey M. Stein
                                            Facsimile: (212) 809-4228
                                            Telephone: (212) 809-4220

         or to such other address as may be communicated by the Issuer to the Holder in writing.

         The principal amount of this Debenture shall be reduced as per that principal amount indicated on the Notice of Conversion upon the proper receipt by the Holder of such Conversion Shares due upon such Notice of Conversion.

         5. Upon each adjustment of the Conversion Price (as set forth below), the Holder shall thereafter be entitled to (but not obligated to) receive upon conversion of this Debenture, at the Conversion Price resulting from such adjustment, the number of shares of Common Stock obtained by (i) multiplying the Conversion Price in effect immediately prior to such adjustment by the number of shares of Common Stock receivable hereunder immediately prior to such adjustment and (ii) dividing the product thereof by the Conversion Price resulting from such adjustment. The Conversion Price shall be adjusted as follows:

             (i) In the case of any amendment to the Issuer's Articles of Incorporation to change the designation of the Common Stock or the rights, privileges, restrictions or conditions in respect to the Common Stock or division of the Common Stock, this Debenture shall be adjusted so as to provide that upon exercise thereof, the Holder shall receive, in lieu of each share of Common Stock theretofore issuable upon such conversion, the kind and amount of shares, other securities, money and property receivable upon such designation, change or division by the Holder issuable upon such conversion had the conversion occurred immediately prior to such designation, change or division. This Debenture shall be deemed thereafter to provide for adjustments, which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section. The provisions of this Subsection (i) shall apply in the same manner to successive reclassifications, changes, consolidations and mergers.

             (ii) If the Issuer shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares of Common Stock, or declare a dividend or make any other distribution upon the Common Stock payable in shares of Common Stock, the Conversion Price in effect immediately prior to such subdivision or dividend or other distribution shall be proportionately reduced, and conversely, in case the outstanding shares of Common Stock shall be combined into a smaller number of shares of Common Stock, the Conversion Price in effect immediately prior to such combination shall be proportionately increased.

             (iii) If any capital reorganization or reclassification of the capital stock of the Issuer, then, the Holder shall thereafter have the right to receive upon the conversion hereof upon the basis and upon the terms and conditions specified herein, such shares of stock, securities, other evidence of equity ownership or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of Common Stock immediately theretofore receivable upon the conversion of this Debenture under this Section had such reorganization, reclassification, consolidation, merger or sale not taken place, and in any such case appropriate provisions shall be made with respect to the rights and interests of the holder to the end that the provisions hereof (including, without limitation, provisions for adjustments of the Conversion Price and of the number of shares of Common Stock receivable upon the conversion of this Debenture) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities, other evidence of equity ownership or assets thereafter deliverable upon the exercise hereof including an immediate adjustment, by reason of such consolidation or merger, of the Conversion Price to the value for the Common Stock reflected, by the terms of such consolidation or merger if the value so reflected is less than the Conversion Price in effect immediately prior to such consolidation or merger. Subject to the terms of this Debenture, in the event of a merger or consolidation of the Issuer with or into another corporation or other entity as a result of which the number of shares of common stock of the surviving corporation or other entity issuable to investors of Common Stock, is greater or lesser than the number of shares of Common Stock outstanding immediately prior to such merger or consolidation, then the Conversion Price in effect immediately prior to such merger or consolidation shall be adjusted in the same manner as though there were a subdivision or combination of the outstanding shares of Common Stock. If a purchase, tender or exchange offer is made to and accepted by the holders of more than fifty (50%) percent of the outstanding shares of Common Stock, the Issuer shall not effect any consolidation, merger or sale with the person having made such offer or with any affiliate of such person, unless prior to the consummation of such consolidation, merger or sale the Holder shall have been given a reasonable opportunity to then elect to receive upon the conversion of this Debenture the amount of stock, securities, other evidence of equity ownership or assets then issuable with respect to the number of shares of Common Stock in accordance with such offer.

             (iv) In case the Issuer shall, at any time prior to conversion of this Debenture, consolidate or merge with any other corporation or other entity (where the Issuer is not the surviving entity) or transfer all or substantially all of its assets to any other corporation or other entity, then the Issuer shall cause effective provision to be made so that the Holder upon the conversion of this Debenture after the effective date of such transaction shall be entitled to receive the kind and, amount of shares, evidences of indebtedness and/or other securities or property receivable on such transaction by the Holder of the number of shares of Common Stock as to which this Debenture was convertible immediately prior to such transaction (without giving effect to any restriction upon such exercise); and, in any such case, appropriate provision shall be made with respect to the rights and interests of the Holder to the end that the provisions of this Debenture shall thereafter be applicable (as nearly as may be practicable) with respect to any shares, evidences of indebtedness or other securities or assets thereafter deliverable upon conversion of this Debenture. Upon the occurrence of any event described in this Subsection (iv), the Holder shall have the right to (a) convert this Debenture immediately prior to such event at a Conversion Price equal to the lesser of (1) the Conversion Price or (2) the price per share of Common Stock paid in such event, or (b) retain ownership of this Debenture, in which event, appropriate provisions shall be made so that this Debenture shall be convertible at the Holder's option into shares of stock, securities or other equity ownership of the surviving or acquiring entity.

             (v) In the case of any (a) consolidation or merger of the Issuer into any entity (other than a consolidation or merger that does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock of the Issuer), (b) sale, transfer, lease or conveyance of all or substantially all of the assets of the Issuer as an entirety or substantially as an entirety, or
         (c) reclassification, capital reorganization or change of the Common Stock (other than solely a change in par value, or from par value to no par value), in each case as a result of which shares of Common Stock shall be converted into the right to receive stock, securities or other property (including cash or any combination thereof), the holder of this Debenture then outstanding shall have the right thereafter to convert such share only into the kind and amount of securities, cash and other property receivable upon such consolidation, merger, sale, transfer, capital reorganization or reclassification by a holder of the number of shares of Common Stock of the Issuer into which such Debenture would have been converted immediately prior to such consolidation, merger, sale, transfer, capital reorganization or reclassification, assuming such holder of Common Stock of the Issuer
         (A) is not an entity with which the Issuer consolidated or into which such sale or transfer was made, as the case may be ("constituent entity"), or an affiliate of the constituent entity, and (B) failed to exercise his or her rights of election, if any, as to the kind or amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer (provided that if the kind or amount of securities, cash or other property receivable upon such consolidation, merger, sale or transfer is not the same for each share of Common Stock of the Issuer held immediately prior to such consolidation, merger, sale or transfer by other than a constituent entity or an affiliate thereof and in respect of which the Issuer merged into the Issuer or to which such rights or election shall not have been exercised ("non-electing share"), then for the purpose of this paragraph the kind and amount of securities, cash or other property receivable upon such consolidation, merger, sale or transfer by each non-electing share shall be deemed to be the kind and amount so receivable per share by a majority of the non-electing shares). If necessary, appropriate adjustment shall be made in the application of the provision set forth herein with respect to the rights and interest thereafter of the Holder, to the end that the provisions set forth herein shall thereafter correspondingly be made applicable, as nearly as may reasonably be, in relation to any shares of stock or other securities or property thereafter deliverable on the conversion of this Debenture. The above provisions shall similarly apply to successive consolidations, mergers, sales, transfers, capital reorganizations and reclassifications. The Issuer shall not effect any such consolidation, merger, sale or transfer unless prior to or simultaneously with the consummation thereof the successor issuer or entity (if other than the Issuer) resulting from such consolidation, merger, sale or transfer shall assume, by written instrument, the obligation to deliver to the Holder such shares of Common Stock, securities or assets as, in accordance with the provisions of this Debenture, such Holder may be entitled to receive under this Debenture.

             (vi) The Issuer will not, by amendment of its Articles of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Issuer, but will at all times in good faith assist in the carrying out of all the provisions of this Debenture and in taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the Holder against impairment.

             (vii) Whenever the Conversion Price shall be adjusted pursuant to this Section the Issuer shall promptly mail by registered or certified mail, return receipt requested, to the Holder a certificate signed by its President setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated (including a description of the basis on which the Board of Directors of the Issuer made any determination hereunder), and the Conversion Price after giving effect to such adjustment, and shall cause copies of such certificates to be mailed (by first-class mail, postage prepaid) to the Holder. The Issuer shall make such certificate and mail it to the Holder immediately after each adjustment.

         6. No provision of this Debenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, upon an Event of Default (as defined below), to pay the principal of, and interest on this Debenture at the place, time, and rate, and in the coin or currency herein prescribed.

         7. The Issuer hereby expressly waives demand and presentment for payment, notice on nonpayment, protest, notice of protest, notice of dishonor, notice of acceleration or intent to accelerate, and diligence in taking any action to collect amounts called for hereunder and shall be directly and primarily liable for the payment of all sums owing and to be owing hereon, regardless of and without any notice, diligence, act or omission as or with respect to the collection of any amount called for hereunder.

         8. If one or more of the following described "Events of Default" shall occur,

             (a) Any of the representations, covenants, or warranties made by the Issuer herein, or in the Agreement (including all Exhibits annexed thereto) shall have been incorrect when made in any material respect or shall thereafter be determined to be incorrect; or

             (b) The Issuer shall breach, fail to perform, or fail to observe in any material respect any material covenant, term, provision, condition, agreement or obligation of the Issuer under this Debenture, the Agreement, between the parties of even date herewith, and such breach or failure has not been cured within ten business days after receipt of written notice from the Holder setting forth such breach or failure; or

             (c) A trustee, liquidator or receiver shall be appointed for the Issuer or for a substantial part of its property or business without its consent and shall not be discharged within thirty (30) calendar days after such appointment; or

             (d) Any governmental agency or any court of competent jurisdiction at the instance of any governmental agency shall assume custody or control of the whole or any substantial portion of the properties or assets of the Issuer and shall not be dismissed within thirty (30) calendar days thereafter; or

             (e) Bankruptcy reorganization, insolvency or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Issuer and, if instituted against the Issuer, Issuer shall by any action or answer approve of, consent to or acquiesce in any such proceedings or admit the material allegations of, or default in answering a petition filed in any such proceeding or such proceedings shall not be dismissed within thirty (30) calendar days thereafter; or

             (f) The Issuer shall have failed to deliver shares of Common Stock issuable upon conversion of the Debentures within five business days of when due under the terms of this Debenture.

         Then, or at any time thereafter, and in each and every such case, unless such Event of Default shall have been waived in writing by the Holder (which waiver shall not be deemed to be a waiver of any subsequent default) or cured as provided herein, at the option of the Holder, and in the Holder's sole discretion, the Holder may consider this Debenture (and all interest through such date) immediately due and payable in cash, without presentment, demand protest or notice of any kind, all of which are hereby expressly waived, anything herein or in any note or other instruments contained to the contrary notwithstanding, and Holder may immediately, and without expiration of any period of grace, enforce any and all of the Holder's rights and remedies provided herein or any other rights or remedies afforded by law (including but not limited to consequential damages if any). It is agreed that in the event of such action, such Holder shall be entitled to receive all reasonable fees, costs and expenses incurred, including without limitation such reasonable fees and expenses of attorneys. The parties acknowledge that a change in control of the Issuer shall not be deemed to be an Event of Default as set forth herein.

         9. In case any provision of this Debenture is held by a court of competent jurisdiction to be excessive in scope or otherwise invalid or unenforceable, such provision shall be adjusted rather than voided, if possible, so that it is enforceable to the maximum extent possible, and the validity and enforceability of the remaining provisions of this Debenture will not in any way be affected or impaired thereby.

         10. The Holder shall have the right to include all of the Conversion Shares underlying this Debenture (the "Registrable Securities") as part of any registration of securities filed by the Issuer (other than in connection with a transaction contemplated by Rule 145(a) promulgated under the Act or pursuant to Form S-4 or S-8) and must be notified in writing of such filing as soon as reasonably practicable; provided, however, that the Holder agrees it shall not have any piggy-back registration rights pursuant to this Debenture if the Conversion Shares underlying this Debenture may be sold in the United States pursuant to the provisions of Rule 144 without any restriction on resale. Holder shall have five business days after receipt of the aforementioned notice from the Issuer, to notify the Issuer in writing as to whether the Issuer is to include Holder or not include Holder as part of such registration; provided, however, that if any registration pursuant to this paragraph shall be underwritten, in whole or in part, the Issuer may require that the Registrable Securities requested for inclusion pursuant to this paragraph be included in the underwriting on the same terms and conditions as the securities otherwise being sold through the underwriters. If in the good faith judgment of the underwriter evidenced in writing of such offering only a limited number of Registrable Securities should be included in such offering, or no such shares should be included, the Holder, and all other selling stockholders, shall be limited to registering such proportion of their respective shares as shall equal the proportion that the number of shares of selling stockholders permitted to be registered by the underwriter in such offering bears to the total number of all shares then held by all selling stockholders desiring to participate in such offering. All registration expenses incurred by the Issuer in complying with the terms of this Debenture shall be paid by the Issuer, exclusive of underwriting discounts, commissions and legal fees and expenses for counsel to the Holder.

         11. This Debenture, together with all documents referenced herein, embodies the full and entire understanding and agreement between the Issuer and Holder with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings relating to the subject matter hereof. Neither this Debenture nor any terms hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the Issuer and the Holder. All capitalized terms not otherwise defined herein shall have the same meaning as given in the Agreement. In the event of any inconsistencies between this Debenture and the Agreement, the Debenture shall control. No statement, representation, warranty, covenant or agreement of any kind not expressly set forth in this Debenture shall affect, or be used to interpret, change or restrict, the express terms and provisions of this Debenture.

         12. This Debenture will be construed and enforced in accordance with and governed exclusively by the laws of the State of New York, except for matters arising under the Securities Act, without reference to principles of conflicts of law. Each of the parties consents to the exclusive jurisdiction of the U.S. District Court sitting in the Southern District of the State of New York sitting in Manhattan in connection with any dispute arising under this Debenture and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions. Each party hereby agrees that if the other party to this Debenture obtains a judgment against it in such a proceeding, the party which obtained such judgment may enforce same by summary judgment in the courts of any country having jurisdiction over the party against whom such judgment was obtained, and each party hereby waives any defenses available to it under local law and agrees to the enforcement of such a judgment. Each party to this Debenture irrevocably consents to the service of process in any such proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such party at its address set forth herein. Nothing herein shall affect the right of any party to serve process in any other manner permitted by law. Each party waives its right to a trial by jury.

         13. Upon receipt by the Issuer of evidence of the loss, theft, destruction or mutilation of any Debenture certificate(s), and (in the case of loss, theft or destruction) of indemnity or security reasonably satisfactory to the Issuer, and upon the cancellation of the Debenture certificate(s), if mutilated, the Issuer shall execute and deliver new certificates for Debenture(s) of like tenure and date.

         14. This Debenture does not entitle the Holder hereof to any voting rights or other rights as a shareholder of the Issuer prior to the conversion into Common Stock thereof, except as provided by applicable law. If, however, at the time of the surrender of this Debenture and conversion the Holder hereof shall be entitled to convert this Debenture, the Conversion Shares so issued shall be and be deemed to be issued to such holder as the record owner of such shares as of the close of business on the Conversion Date.

         15. Except as expressly provided herein or as required by law, so long as this Debenture remains outstanding, the Issuer shall not, without the approval by vote or written consent by the Holder, take any action that would adversely affect the rights, preferences or privileges of this Debenture.

         IN WITNESS WHEREOF, the Issuer has caused this Convertible Debenture to be duly executed by an officer thereunto duly authorized.


                                       LATIN AMERICAN CASINOS, INC.



                                       By
                                          ------------------------------
                                          Name: Jeffrey Felder
                                          Title: President

Date: December 14, 2000

                              NOTICE OF CONVERSION

   (To be Executed by the Registered Holder in order to Convert the Debenture)




         The undersigned hereby irrevocably elects to convert $ ________________ of the principal amount of the above Debenture No. ___ into Shares of Common Stock of Latin American Casinos, Inc. according to the conditions hereof, as of the date written below.


Date of Conversion _____________________________________________________________


Applicable Conversion Price  ___________________________________________________


Signature_______________________________________________________________________
                                     [Name]

Address:________________________________________________________________________

        ________________________________________________________________________

                    AMENDMENT TO LATIN AMERICAN CASINOS, INC.
                   6% CONVERTIBLE DEBENTURE DUE JUNE 13, 2001


     Latin American Casinos, Inc. and the undersigned holder (the "Holder") of that principal amount of Latin American Casinos, Inc. 6% Convertible Debentures due June 13, 2001 (the "Debentures") set forth below hereby agree, as of the date below, as follows:

     1. Within thirty (30) days of the date below, Latin American Casinos, Inc. agrees to file a registration statement with the Securities and Exchange Commission including the shares of Latin American Casinos, Inc. common stock underlying that principal amount of Debentures owned by the Holder as set forth below.
     2. The Maturity Date as defined in the Debentures is hereby amended to be December 13, 2001.
     3. The Holder has good and marketable title to the principal amount of Debentures set forth below free and clear of any security interests, pledges, mortgages or other encumbrances of any kind, and the Holder is authorized to enter into this amendment.


Holder:
------


-----------------------------


Debenture No.: 2000-
Principal Amount of Debenture: $


Latin American Casinos, Inc.


By: /s/ JEFFREY FELDER                 Dated:
    -------------------------                -----------------
    Jeffrey Felder, President

                               NUWAY ENERGY, INC.
                          19100 Von Karman Ave, Ste 450
                                Irvine, CA 92612


       PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MARCH 20, 2002
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement relating to the meeting and hereby revokes any proxy or proxies heretofore given. The undersigned hereby appoints Todd Sanders and William Bossung, each of them, Proxies, with full power of substitution in each of them, in the name, place and stead of the undersigned, to vote at the Annual Meeting of Stockholders of NuWay Energy, Inc. (the "Company") at The Atrium Hotel, 18700 MaCarthur Blvd, Irvine, California 921612 on Wednesday, March 20, 2002 at 10:00 a.m. local time, or at any adjournment or adjournments thereof, according to the number of votes that the undersigned would be entitled to vote if personally present, upon the following matters:

1)       To elect directors for the ensuing year.

         [ ]  FOR all nominees listed below        [ ]  WITHHOLD AUTHORITY
              (except as marked to the contrary         to vote for all nominees
              below)                                    listed below.


        Todd Sanders, William Bossung, Jose A. Caballero, Michael Iscove,
                               and Dennis R. Barry
     (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space below)

        -----------------------------------------------------------------
                  (Continued and to be signed on reverse side)

2) To ratify and approve the Convertible Debenture Purchase Agreement dated as of December 14, 2000, and all transactions contemplated thereby, including the issuance of $3,500,000 of our 6% Convertible Debentures, the amendment thereto, and the shares of common stock issuable upon conversion thereof.

         [ ] FOR    [ ] AGAINST    [ ] ABSTAIN

3) To ratify the amendment to the Company's Certificate of Incorporation to change the Company's name.

         [ ] FOR    [ ] AGAINST    [ ] ABSTAIN

4) To ratify the appointment of Hein + Associates LLP as independent auditors of the Company for fiscal 2001.

         [ ] FOR    [ ] AGAINST    [ ] ABSTAIN

5) In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

         THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN ABOVE. IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR THOSE NOMINEES AND THE PROPOSALS LISTED ABOVE. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL OF THE FOREGOING. IN ADDITION, DISCRETIONARY AUTHORITY IS CONFERRED AS TO ALL OTHER MATTERS THAT MAY COME BEFORE THE MEETING UNLESS SUCH AUTHORITY IS SPECIFICALLY WITHHELD. STOCKHOLDERS WHO ARE PRESENT AT THE MEETING MAY WITHDRAW THEIR PROXY AND VOTE IN PERSON IF THEY SO DESIRE.


DATED: ____________________, 2002


---------------------------------
Signature


---------------------------------
Signature if held jointly

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

PLEASE MARK, SIGN, DATE AND RETURN YOUR PROXY CARD PROMPTLY.